                                                                 EXHIBIT 10



                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


        AMENDMENT No. 1 dated as of August 31, 1995 to the $220,000,000 Credit Agreement dated as of September 29, 1994 (the "Agreement") among MCDONNELL DOUGLAS FINANCE CORPORATION, MCDONNELL DOUGLAS FINANCIAL SERVICES CORPORATION, the BANKS party thereto and THE CHASE MANHATTAN BANK, N.A., and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agents.

        WHEREAS, the parties hereto desire to amend the Agreement to (i) extend the Termination Date from September 28, 1998 to August 30, 1999, (ii) reduce certain interest rates and Commitment Fee Rates and (iii) make certain other changes as hereinafter provided;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the Amendment Effective Date (as defined in Section 10 hereof) refer to the Agreement as amended hereby.

        SECTION 2. AMENDMENT OF DEFINITIONS. Section 1.01 of the Agreement is amended as follows:

        (a) The definition of "Company's 1993 Form 10-K" is deleted and replaced by the following new definition:

        "Company's 1994 Form 10-K" means the Company's annual report on Form 10-K for 1994, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

        (b) The definition of Termination Date is amended by changing the date specified therein from "September 28, 1998" to "August 30, 1999."


        SECTION 3.  VALIDITY OF GUARANTY.

        (a) The following new Section 2.14 is added at the end of Article II of the Agreement:

        Section 2.14. ACTUAL OR ASSERTED INVALIDITY OF GUARANTY OF OBLIGATIONS OF MDFS. If at any time the guaranty by the Company of all amounts payable by MDFS under its Notes or this Agreement, as set forth in
Article IX hereof, shall cease to be in full force and effect or any Person acting on behalf of the Company or any of its Affiliates shall so assert in writing or such person shall assert in writing that all or any portion of any payment by the Company pursuant thereto is or would, if made, be subject to avoidance under the provisions of any applicable law relating to fraudulent conveyances, fraudulent transfers or preferential payments, (i) MDFS shall not thereafter be entitled to borrow any amount pursuant to Section 2.01 or 2.02
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and (ii) the Notes of MDFS (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by MDFS.

        (b)  The term "MDFS" is replaced by the words ", subject to
Section 2.14, MDFS" wherever such term appears in Sections 2.01 and 2.02 of the Agreement.


        SECTION 4. REFERENCES TO FINANCIAL STATEMENTS AND REPORTS. The following changes are made to update references to financial statements and reports filed on Forms 10-K and 10-Q:

        (a) The date "December 31, 1993" is changed to "December 31, 1994" wherever it appears in Sections 4.04(a) and 4.11 of the Agreement.

        (b) The date "June 30, 1994" is changed to "March 31, 1995" wherever it appears in Sections 4.04(b) and 4.04(c) of the Agreement.

        (c) The terms "six months" and "six-month period," respectively, are replaced by the words "three months" and "three-month period," respectively, wherever such terms appear in Section 4.04(b) of the Agreement.

        (d) The term "Company's 1993 Form 10-K" is changed to "Company's 1994 Form 10-K" in Section 4.04(a) of the Agreement.

        (e) The words ", the Company's reports on Form 10-Q for its fiscal quarters ended March 31, 1994 and June 30, 1994," are replaced by the words "and the Company's report on Form 10-Q for its fiscal quarter ended March 31, 1995," in Section 4.11 of the Agreement.

        SECTION 5. INCREASE PERMITTED LIEN BASKET. Section 5.12(a)(1) is amended by changing the words "20% of Net Tangible Assets" to "50% of Net Tangible Assets."

        SECTION 6. AMENDMENT OF PRICING SCHEDULE. The Pricing Schedule is amended by replacing it with the new pricing schedule attached to this Amendment No. 1. For each day on and after the Amendment Effective Date (as defined in Section 10 hereof), the LIBOR Margin and Commitment Fee Rate shall be the applicable rates set forth in such new pricing schedule. For each day before the Amendment Effective Date, the LIBOR Margin and Commitment Fee Rate shall be the applicable rates set forth in the Pricing Schedule then in effect.

        SECTION 7. CONFIRMATION OF AGREEMENT. Except as modified or amended in this Amendment No. 1, all terms and conditions in the Agreement remain in full force and effect and are hereby ratified and confirmed.

        SECTION 8. GOVERNING LAW. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 9. COUNTERPARTS. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
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        SECTION 10.  EFFECTIVENESS.  The amendment of the Agreement provided for herein shall become effective on the date (the "Amendment Effective Date") when the Documentation Agent shall have received:

        (a) counterparts hereof signed by the Borrowers and each Bank (or telegraphic, telex, facsimile or other written confirmation from such parties, in form satisfactory to the Documentation Agent, confirming that such parties have executed counterparts hereof);

        (b) a certificate, dated the Amendment Effective Date, signed by a principal financial officer of the Company, to the effect that (i) no Default shall have occurred and be continuing on the Amendment Effective Date and (ii) each of the representations and warranties contained in the Agreement as amended by this Amendment No. 1 is true on and as of the Amendment Effective Date;

        (c) an opinion of John O'Connor, counsel for the Borrowers, substantially in the form of Exhibit A hereto; and

        (d) all documents that the Documentation Agent may reasonably request relating to the existence of the Borrowers, the corporate authority for and the validity of this Amendment No. 1 and any other matters relevant hereto, all in form and substance satisfactory to the Documentation Agent.
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      MCDONNELL DOUGLAS FINANCE CORPORATION,



                                      By /s/ Phillip B. Dandridge
                                    					--------------------------
                                         Title: Treasurer


                                      MCDONNELL DOUGLAS FINANCIAL SERVICES
                                      CORPORATION

                                      By /s/ Thomas J. Lawlor Jr.
                                      		---------------------------
                                        Title: Chief Financial Officer
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                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK



                                        By /s/ Diana H. Imhof
                                           ----------------------
                                           Title: Vice President


                                        THE BANK OF NEW YORK


                                        By /s/ Robert J. Louk
					                                      ------------------------
                                           Title: Vice President


                                        THE CHASE MANHATTAN BANK, N.A.

                                        By /s/ Matthew H. Massie
                                    				   -------------------------
                                           Title: Vice President


                                        THE INDUSTRIAL BANK OF JAPAN, LTD

                                        By /s/ Toshinari Iyoda
	                                   				   --------------------------
                                           Title: Senior Vice President



                                        BANK OF AMERICA NATIONAL TRUST AND
                                   					SAVINGS ASSOCIATION


                                        By /s/ Lori Y. Kannegieter
                                    				   --------------------------
                                           Title: Vice President


                                        BANK OF MONTREAL


                                        By /s/ Gerald L. Hughes
                                   					   ---------------------------
                                           Title: Director
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                                        CHEMICAL BANK


                                        By /s/ James B. Treger
                                   				   -------------------------
                                          Title: Vice President


                                        NATIONAL WESTMINSTER BANK PLC


                                        By /s/ Robert Buck
                                      		   -------------------------
                                           Title: Assistant Director


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By /s/ Karen J. Andrews
                                   					   --------------------------
                                           Title: Vice President


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                   					LTD.


                                        By /s/ Motokazu Uematsu
                                      		   ---------------------------
                                           Title: Deputy General Manager
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                               PRICING SCHEDULE


        The "LIBOR Margin" and "Commitment Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status and Usage that exists on such day:


=============================================================
                Level  Level   Level   Level   Level    Level
    Status        I      II     III     IV       V       VI
-------------------------------------------------------------
 LIBOR
 Margin:

 Usage less     0.25%  0.30%  0.35%   0.425%  0.5375%  0.625%
 than or
 equal to 50%

 Usage more     0.25%  0.30%  0.35%   0.425%  0.5875%  0.75%
 than 50%

 Commitment     0.08%  0.10%  0.125%  0.15%   0.225%   0.25%
 Fee Rate
=============================================================

        For purposes of this Schedule, the following terms have the following meanings:

        "Level I Status" exists at any date if, at such date, the Company's long-term debt is rated A or higher by S&P or A2 or higher by Moody's.

        "Level II Status" exists at any date if, at such date, (i) the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's and (ii) Level I Status does not exist.

        "Level III Status" exists at any date if, at such date, (i) the Company's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

        "Level IV Status" exists at any date if, at such date, (i) the Company's long-term debt is rated BBB or higher by S&P or Baa2 or higher by Moody's and (ii) none of Level I Status, Level II Status and Level III Status exists.

        "Level V Status" exists at any date if, at such date, (i) the Company's long-term debt is rated BBB- or higher by S&P or Baa3 or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

        "Level VI Status" exists at any date if, at such date, no other Status exists.

        "Moody's" means Moody's Investors Service, Inc.

        "S&P" means Standard and Poor's Ratings Group.
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        "Status" means, at any date, whichever of Level I Status, Level II
Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at such date.

        "Usage" means at any date the percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Syndicated Loans and Swingline Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Syndicated Commitments at such date, after giving effect to any reduction of the Syndicated Commitments on such date. For purposes of this Schedule, if for any reason any Loans remain outstanding after termination of the Commitments, the Usage for each date on or after the date of such termination shall be deemed to be greater than 50%.

             The credit ratings to be utilized for purposes of determining a Status are the publicly announced ratings assigned to unsecured senior obligations of the Company without third party credit support (the "Long-Term Securities"). Ratings assigned to any obligation which is secured or which has the benefit of third party credit support shall be disregarded. Notwithstanding the foregoing two sentences, if the obligations of the Company under this Agreement and its Notes are hereafter secured or entitled to the benefit of any third party credit support, then the credit ratings utilized in determining a Status shall, if the Company so requests by written notice to the Documentation Agent, be the ratings assigned to any other senior obligations of the Company that are secured by the same collateral or entitled to the benefit of the same third party credit support, in each case equally and ratably with the obligations of the Company under this Agreement and the Notes (and such obligations shall be "Long-Term Securities" for purposes of the next succeeding paragraph).

        For purposes of determining Status, if at any date the rating of the Long-Term Securities by Moody's shall be higher or lower than the comparable rating by S&P by two or more rating levels (it being understood that for these purposes an S&P rating of A+ is comparable to a Moody's rating of A1, an S&P rating of A is comparable to a Moody's rating of A2, and so forth), then the rating of the Long-Term Securities by each of Moody's and S&P shall be deemed to be one rating level above the lower of the two actual ratings.